UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(f) Determination of Annual Cash Incentive Bonus Awards for Fiscal Year 2018

On March 11, 2019, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” or “our”) approved payment of annual cash incentive bonuses to each of the Company’s executive officers for the fiscal year ended December 31, 2018, each in an amount equal to 96.3% of such executive officer’s annual cash incentive bonus target amount as previously established by the Compensation Committee (the “2018 Annual Cash Bonuses”). As described in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2019 (the “Form 10-K”), the Compensation Committee used the following criteria in determining the amount of the 2018 Annual Cash Bonus for which each executive officer was eligible: (a) 75% was based upon the Company’s achievement, during the fiscal year ended December 31, 2018, of certain objective Company performance criteria and targets; and (b) the remaining 25% was based upon the Compensation Committee’s subjective evaluation of the performance of each such executive officer during such time period. (See “Compensation Discussion and Analysis—2018 Compensation Decisions—2018 Annual Cash Bonuses” on page 83 of the Form 10-K.) The 2018 Annual Cash Bonuses were paid pursuant to each executive officer’s respective employment or services agreement with the Company (collectively, the “Executive Agreements”).

All other compensation paid or earned by each of the Company’s executive officers for the fiscal year ended December 31, 2018 was previously reported by the Company in the Summary Compensation Table beginning on page 90 of the Form 10-K. As of the filing of the Form 10-K, the 2018 Annual Cash Bonuses had not been determined, and, therefore, were not included in the Summary Compensation Table. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the 2018 Annual Cash Bonuses paid to each of our executive officers and revised total compensation figures for 2018:

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our named executive officers and other executive officers in 2018, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
R. Ramin Kamfar Chairman and CEO	2018	400,000	385,200	3,968,912	—	—	4,754,112
	2017	66,667	66,667	—	—	—	133,334
	2016	—	—	—	—	—	—
Jordan B. Ruddy President and COO	2018	300,000	288,900	1,728,870	—	—	2,317,770
	2017	50,000	50,000	—	—	—	100,000
	2016	—	—	—	—	—	—
James G. Babb, III Chief Investment Officer	2018	325,000	312,975	1,728,870	—	—	2,366,845
	2017	54,167	54,167	—	—	—	108,334
	2016	—	—	—	—	—	—
Ryan S. MacDonald Chief Acquisitions Officer	2018	250,000	240,750	1,664,972	—	—	2,155,722
	2017	41,667	41,667	—	—	—	83,334
	2016	—	—	—	—	—	—
Christopher J. Vohs Chief Financial Officer and Treasurer	2018	250,000	120,375	614,875	—	—	985,250
	2017	41,667	20,833	—	—	—	62,500
	2016	—	—	—	—	—	—
Michael L. Konig* Chief Legal Officer and Secretary	2018	300,000	288,900	1,728,870	—	—	2,317,770
	2017	50,000	50,000	—	—	—	100,000
	2016	—	—	—	—	—	—

*	Pursuant to a Services Agreement with his wholly-owned law firm, K & A.

(1)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the full grant date fair value of LTIP Unit awards issued to the executives in 2018. In accordance with SEC disclosure requirements, the amounts for 2018 include the full grant date fair value of awards issued under the Incentive Plans. The grant date fair value is computed in accordance with FASB ASC 718, “Compensation-Stock Compensation,” or “ASC 718.”

The actual value of awards with respect to these awards are contingent on continued employment and assumes maximum performance had been achieved under any long term performance awards.

(2)

Amounts include a one-time grant of an Initial Commitment Award to each such executive officer pursuant to their respective Executive Agreements. The Initial Commitment Awards were issued to each such executive officer on January 1, 2018, in a number of LTIP Units with a full grant date fair value equal (in each case) to the following: $2,435,418 for Mr. Kamfar; $1,217,709 for each of Messrs. Ruddy, Babb, MacDonald, and Konig (through K&A); and $487,080 for Mr. Vohs. Each such Initial Commitment Award vested or will vest and become nonforfeitable in five equal annual installments: the first, on December 31, 2018; and thereafter, on October 31, 2019 and each anniversary thereof, through and including October 31, 2022.

(3)	The executive officers did not receive any non-equity incentive plan compensation in 2018.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Ramin Kamfar, Chief Executive Officer (the “CEO”):

The amount earned in 2018 by Mr. Ramin Kamfar, our Chief Executive Officer (the “CEO”) with respect to the 2018 Annual Cash Bonus granted to him for the 2018 performance period was not calculable as of the date of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Form 10-K”) because the final performance data for the 2018 performance period that determines the amount of the 2018 Annual Cash Bonus earned was not available at that time. As permitted by Instruction 6 to Item 402(u) of Regulation S-K, we thus omitted the CEO pay ratio disclosure required by Item 402(u) of Regulation S-K from the Form 10-K, and have included the required CEO pay ratio disclosure in this Current Report on Form 8-K.

For 2018, our last completed fiscal year:

•	the annual total compensation of the employee identified at median of our company (other than our CEO), was $150,000; and

•	the annual total compensation of the CEO for purposes of determining the CEO pay ratio was $4,754,112.

The annual total compensation is based on compensation earned from January 1, 2018 through December 31, 2018.

Based on this information, for 2018, the ratio of the annual total compensation of Mr. Kamfar, our Chief Executive Officer, to the median of the annual total compensation of all employees was estimated to be 31.7 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows: (a) we determined that, as of December 31, 2018, our employee population consisted of approximately 52 individuals, and (b) to identify the “median employee” from our employee population, we collected actual base salary, bonus earned, and any overtime paid during the period from January 1, 2018 through December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: March 15, 2019	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer